SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 9, 1999

American Mortgage Acceptance Company
(Exact Name of Registrant as Specified in Charter)

Massachusetts
(State or other Jurisdiction of Incorporation)


0-23972                               13-6972380
(Commission File Number)              (IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 421-5333

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report

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Item 4.  Change in Registrant's Accountant

On September 9, 1999, American Mortgage Acceptance Company (the
"Company") dismissed the accounting firm of KPMG LLP as the Company's independent auditor to audit the Company's financial statements.

KPMG LLP's reports on the Company's balance sheets as of December
31, 1998 and 1997, and the related statements of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the above mentioned periods and the interim periods ended June 30, 1999 and through the date of this filing, the Company had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

In addition, there has not been a reportable event as described in paragraph (a)(I)(v) of Item 304 of Regulation S-K, promulgated under the Securities Act of 1934, as amended.

The Company has provided the above disclosure to KPMG LLP, and has requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the above statements. A copy of KPMG LLP's letter in response to this request is attached as an exhibit to this report.

On September 9, 1999, the Company retained the accounting firm of Deloitte & Touche LLP as its new independent auditor to audit the Company's financial statements for the fiscal year ending December 31, 1999. Neither during the period ended June 30, 1999 and through the date of this filing nor during the Company's two most recent fiscal years, did the Company consult with Deloitte & Touche LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company.

The decisions to dismiss KPMG LLP and to retain Deloitte & Touche
LLP were approved by the Company's Board of Trustees.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

(a).	Financial Statements
	Not Applicable

(b).	Pro Forma Financial Information
	Not Applicable
(c).	Exhibits
	16.1 Letter from KPMG LLP to the Securities and Exchange
Commission, dated September 13, 1999

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



American Mortgage Acceptance
Company
(Registrant)





BY:	/s/ Stuart J. Boesky
	Stuart J. Boesky
President & Chief Operating
Officer
September 15, 1999

September 13, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for American Mortgage Acceptance Company (formerly, American Mortgage Investors Trust) and, under the date of January 15, 1999, except as to notes 3 and 6 which are as of March 1, 1999, we reported on the financial statements of the Company as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998. On September 9, 1999, our appointment as principal accountants was terminated. We have read American Mortgage Acceptance Company's statements included under Item 4 of its Form 8-K dated September 9, 1999, and we agree with such statements, except we are not in a position to agree or disagree with the Company's statement that Deloitte & Touche LLP was not engaged regarding the application of accounting principles to a specified transaction or the type of opinion that might be rendered on the Company's financial statements.

Very truly yours,


/s/ KPMG LLP